EXHIBIT 10.6

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                                  SCHAWK, INC.




                       ___________________________________

                                 FIRST AMENDMENT
                          Dated as of January 28, 2005



                                       to



                             NOTE PURCHASE AGREEMENT
                          Dated as of December 23, 2003

                       ___________________________________




             Re: $15,000,000 Series 2003-A% Senior Notes, Tranche A,
                              Due December 31, 2013
                                       and
               $10,000,000 Series 2003-A% Senior Notes, Tranche B,
                               Due April 30, 2014
                                       of
                                  Schawk, Inc.


                          DATED AS OF JANUARY 28, 2005





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

                        FIRST AMENDMENT TO NOTE AGREEMENT

         THIS FIRST AMENDMENT dated as of January 28, 2005 (the or this "First Amendment") to the Note Agreement each dated as of December 23, 2003 is between SCHAWK, INC., a Delaware corporation (the "Company"), and each of the institutions which is a signatory to this First Amendment (collectively, the "Noteholders").


                                    RECITALS:

          A. The Company and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of December 23, 2003 (the "Note Agreement"). The Company has heretofore issued the $15,000,000 Series 2003-A Senior Notes, Tranche A, Due December 31, 2013 dated December 23, 2003 and the $10,000,000 Series 2003-A Senior Notes, Tranche B, Due April 30, 2014 dated April 30, 2004 (collectively, the "Notes") pursuant to the Note Agreement.

          B. The Company and the Noteholders now desire to amend the Note Agreement in the respects, but only in the respects, hereinafter set forth.

          C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreement unless herein defined or the context shall otherwise require.

          D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in SS.3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

         Section 1.1. Section 2.3(b) of the Note Agreement shall be and is hereby amended by adding the words "any other Debt of the Company and" after the words "in respect of the Bank Credit Agreement and" in clause (i) of this section.

         Section 1.2. The following shall be added as a new Section 8.7 of the Note Agreement:

                  "SECTION 8.7. OFFER TO PREPAY NOTES IN THE EVENT OF ASSET
         SALE.

                  (a) Notice of Offer to Prepay Notes From Asset Sale Proceeds. The Company will, within sixty days prior to any application of any Net Proceeds to prepay or retire Senior Debt of the Company and/or its Restricted Subsidiaries pursuant to Section 10.4(2) hereof, give written notice of such application to each holder of the Notes.

Schawk, Inc.                                   First Amendment to Note Agreement

         Such notice shall contain and constitute an offer to prepay the Notes as described in Section 8.7(c) and shall be accompanied by the certificate described in Section 8.7(f).

                  (b) Notice of Acceptance of Offer under Section 8.7(a). If the Company shall at any time receive an acceptance to an offer to prepay Notes under Section 8.7(a) from some, but not all, of the holders of the Notes, then the Company will, within two Business Days after the receipt of such acceptance, give written notice of such acceptance to each other holder of the Notes which has notified the Company that it requests to receive notices under this Section 8.7(b).

                  (c) Offer to Prepay Notes. The offer to prepay Notes contemplated by Section 8.7(c) shall be an offer to prepay, in accordance with and subject to this Section 8.7, on the date specified in such offer (the "PROPOSED SALE PROCEEDS PREPAYMENT DATE"), a principal amount of the Notes of each Series held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) that is equal to the product of (x) the total amount of such Net Proceeds which is to be used to pay Senior Debt of the Company and/or its Restricted Subsidiaries pursuant to Section 10.4(2), and (y) a fraction, the numerator of which is the outstanding principal amount of the Notes of such Series held by such holder on the Proposed Sale Proceeds Prepayment Date and the denominator of which is the outstanding principal amount of all Senior Debt on the Proposed Sale Proceeds Prepayment Date. Such Proposed Sale Proceeds Prepayment Date shall be not less than 30 days after the date of such offer and not later than the date upon which any such Net Proceeds will be used to pay any other Senior Debt (if the Proposed Sale Proceeds Prepayment Date shall not be specified in such offer, the Proposed Sale Proceeds Prepayment Date shall be the 30th day after the date of such offer).

                  (d) Rejection; Acceptance. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance to be delivered to the Company prior to the Proposed Sale Proceeds Prepayment Date. A failure by a holder of Notes to so respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

                  (e) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment. The prepayment shall be made on the Proposed Sale Proceeds Prepayment Date.

                  (f) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Responsible Officer of the Company and dated the date of such offer, specifying (i) the Proposed Sale Proceeds Prepayment Date,
         (ii) that such offer is made pursuant to this Section 8.7, (iii) the principal amount of each Note offered to be prepaid, (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Sale Proceeds Prepayment Date, (v) that the conditions of this
         Section 8.7 have been fulfilled, and

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Schawk, Inc.                                   First Amendment to Note Agreement

         (vi) in reasonable detail, a description of the property sold, leased or otherwise disposed of, the Net Proceeds from such sale, lease or other disposition, and the details of the determination of the amount of such Net Proceeds to be applied to each Note."

         Section 1.3. Section 9.6 of the Note Agreement shall be and is hereby amended by adding the words "or which becomes a party to or otherwise guaranties, any other Debt of the Company" after the words "or otherwise guarantee, Debt in respect of the Bank Credit Agreement" in Section 9.6 of the Note Agreement.

         Section 1.4. Section 9.6 of the Note Agreement shall be and is hereby amended by adding the words "or with respect to such other Debt" after the words "pursuant to the Bank Credit Agreement" in Section 9.6 of the Note Agreement.

         Section 1.5. Section 9.6 of the Note Agreement shall be and is hereby amended by adding the following paragraph at the end of Section 9.6 to read as follows:

                  "Notwithstanding the foregoing, so long as the Intercreditor Agreement shall be in effect and applicable thereto, any Subsidiary that becomes a party to the Bank Credit Agreement solely to borrow loans in Canadian Dollars thereunder shall not be required to enter into the Subsidiary Guaranty and make the foregoing deliveries so long as the outstanding amount of all Debt of such Subsidiary, and any other Subsidiary which is a party to the Bank Credit Agreement as a borrower of loans in Canadian Dollars, does not exceed 105% of the Maximum Canadian Amount (as defined in the Bank Credit Agreement) and any Subsidiary that becomes a party to the Bank Credit Agreement solely to borrow loans in Alternate Currencies (as defined in the Bank Credit Agreement) other than Canadian Dollars thereunder shall not be required to enter into the Subsidiary Guaranty and make the foregoing deliveries so long as the outstanding United States Dollar equivalent amount of all Debt of such Subsidiary, and any other Subsidiary which is a party to the Bank Credit Agreement as a borrower of loans in such Alternate Currencies, does not exceed 105% of the Maximum Eurocurrency Amount (as defined in the Bank Credit Agreement). If at any time there are loans outstanding under the Bank Credit Agreement in Canadian Dollars or Alternate Currencies to Subsidiaries that are not Subsidiary Guarantors and are not excepted under the preceding sentence, an Event of Default shall exist without any notice or the expiration of the 30 day period provided for in Section 11(d)."

         Section 1.6. Section 10.1 of the Note Agreement shall be and is hereby amended in its entirety to read as follows:

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

Schawk, Inc.                                   First Amendment to Note Agreement

                  "SECTION 10.1. CONSOLIDATED NET WORTH. The Company will not, at any time, permit Consolidated Net Worth to be less than the sum of
         (a) $187,200,000, plus (b) 25% of Consolidated Net Income (but only if a positive number) for each fiscal quarter, beginning with the fiscal quarter ending March 31, 2005, ended on or before the date of determination of compliance with this covenant, plus (c) the aggregate amount of Net Proceeds received by the Company subsequent to January 28, 2005 from the sale or other issuance of any capital stock of the Company."

         Section 1.7. Section 10.2(a) of the Note Agreement shall be and is hereby amended by adding the phrase "Consolidated EBITDA to be" at the beginning of the parenthetical in Section 10.2(a).

         Section 1.8. Section 10.2(b) of the Note Agreement shall be and is hereby amended in its entirety to read as follows:

                  "(b) Priority Debt. The Company will not, at any time, permit the aggregate amount of all Priority Debt to exceed 15% of Consolidated Total Capitalization (Consolidated Total Capitalization to be determined as of the end of the then most recently ended fiscal quarter of the Company) other than Priority Debt consisting of (i) unsecured guaranties by Subsidiary Guarantors of Debt of Company, which Debt when incurred by Company did not result in a violation of Section 10.2(a) and the Subsidiary Guaranty shall be in effect or (ii) Debt of the Company under the Bank Agreement, evidenced by the 2005 Notes or the 1995 Notes, or constituting Hedging Obligations (as defined in the Bank Credit Agreement) owed to a Bank Lender or an Affiliate thereof, and guaranties by Subsidiary Guarantors of such Debt, but only if the Subsidiary Guaranty shall be in effect, secured by security interests in Capital Stock of Foreign Incorporated Subsidiaries granted to the Collateral Agent, but only if the Intercreditor Agreement shall be in effect and applicable thereto."

         Section 1.9. Section 10.3 of the Note Agreement shall be and is hereby amended by adding the words "and subject to an intercreditor agreement reasonably satisfactory to the Required Holder(s) among the holders of the Notes and the holders of such other obligations," after the words "an agreement reasonably satisfactory to the Required Holders" of the first paragraph of
Section 10.3 of the Note Agreement.

        Section 1.10. Section 10.3(j) of the Note Agreement shall be and is hereby amended by adding the words " and (2) except as otherwise provided in
Section 10.2, no such Lien shall secure any Debt outstanding under the Bank Credit Agreement" at the end of such Section 10.3(j).

        Section 1.11. Subparagraph (2) of Section 10.4 of the Note Agreement shall be and is hereby amended in its entirety to read as follows:

                  "(2) to prepay or retire Senior Debt of the Company and/or its Restricted Subsidiaries, provided that the Company shall comply with the provisions of Section 8.7 hereof."

Schawk, Inc.                                   First Amendment to Note Agreement

        Section 1.12. Section 10.4 of the Note Agreement shall be and is hereby amended by amending and restating the last paragraph of Section 10.4 in its entirety to read as follows:

                  As used in this Section 10.4, a sale, lease or other disposition of assets shall be deemed to be a "substantial part" of the assets of the Company and its Restricted Subsidiaries if either (x) the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Company and its Restricted Subsidiaries during the period of 12 consecutive months ending on the date of such sale, lease or other disposition, exceeds 15% of the book value of Consolidated Total Assets, determined as of the end of the fiscal quarter immediately preceding such sale, lease or other disposition or (y) the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Company and its Restricted Subsidiaries during the period of 36 consecutive months ending on the date of such sale, lease or other disposition, exceeds 30% of the book value of Consolidated Total Assets, determined as of the end of the fiscal quarter immediately preceding such sale, lease or other disposition; provided that there shall be excluded from any determination of a "substantial part" any (i) sale or disposition of assets in the ordinary course of business of the Company and its Restricted Subsidiaries and (ii) any transfer of assets from the Company to any Restricted Subsidiary or from any Restricted Subsidiary to the Company or a Restricted Subsidiary. For the avoidance of doubt, any sale, lease or other dispositions of property by the Company or any Restricted Subsidiary to an Unrestricted Subsidiary shall not be excluded from any determination of a "substantial part" and the Company will not, and will not permit any of its Restricted Subsidiaries to, make a sale, lease or other disposition of property to an Unrestricted Subsidiary except in exchange for consideration having a Fair Market Value at least equal to the Fair Market Value of the property sold, leased or otherwise disposed of.

        Section 1.13. Section 10.5(1) of the Note Agreement shall be and is hereby amended by adding the words "(and, if such conveyance, transfer or lease constitutes a conveyance, transfer or lease of substantially all of the consolidated assets of the Company, in compliance with the provisions of clause
(2) of this Section 10.5)" after the words "the provision of Section 10.4 " at the end of clause (y) of Section 10.5(1) of the Note Agreement.

         Section 1.14. The following shall be added as a new Section 10.8 and a new Section 10.9 respectively of the Note Agreement:

                  "SECTION 10.8. RESTRICTED PAYMENTS. The Company will not, and will not permit any of its Restricted Subsidiaries to, declare or make, or incur any liability to declare or

Schawk, Inc.                                   First Amendment to Note Agreement

         make, any Restricted Payment, if, at the time such Restricted Payment is declared or made, or after giving effect thereto, a Default or an Event of Default exists.

                  SECTION 10.9. SHARE REPURCHASE OBLIGATIONS. The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any agreement requiring it to, or otherwise become obligated to, repurchase any shares of the Company's capital stock issued in connection with the Seven Worldwide Acquisition except repurchases (i) which do not exceed, in the aggregate for any fiscal year, $10,000,000, and (ii) are made at a time when no Default of Event of Default exists or would exist after giving effect thereto."

        Section 1.15. Section 11(i) of the Note Agreement shall be and is hereby amended by deleting the all references in Section 11(i) to the term "Material Restricted Subsidiary" and replacing all of them with the term "Material Subsidiaries" in Section 11(i) of the Note Agreement.

        Section 1.16. The following Defined Terms in Schedule B to the Note Agreement shall be and is hereby amended as follows:

        The definition of "Consolidated Net Income" shall be and is hereby amended by deleting the words "provided that any charges related to the impairment of goodwill or other intangibles as required under SFAS No. 142 shall be excluded from the calculation of Consolidated Net Income" after the words "in accordance with GAAP consistently applied";

        The definition of "Consolidated Net Worth" shall be and is hereby amended by deleting the words "less the sum of (i) minority interests and (ii) Restricted Investments in excess of 10% of stockholders' equity of the Company and its Restricted Subsidiaries, provided that, for purposes of any determination of Consolidated Net Worth, charges related to the impairment of goodwill or other intangibles as required under SFAS No. 142 shall be excluded from Consolidated Net Worth" after the words "as defined according to GAAP"; and

        The definition of "Net Proceeds" shall be and is hereby amended in its entirety to read as follows:

                  ""Net Proceeds" means with respect to any sale of property or sale or other issuance of any capital stock by any Person an amount equal to the aggregate amount of the Fair Market Value of the consideration received by such Person in respect of such sale or issuance, minus all out-of-pocket costs and expenses actually incurred by such Person in connection with such sale or issuance (but excluding all state, federal and foreign taxes incurred, or to be incurred, by such Person in connection with such sale or issuance)."

        Section 1.17. The following shall be added as new definitions in alphabetical order to the Defined Terms in Schedule B to the Note Agreement:

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

Schawk, Inc.                                   First Amendment to Note Agreement

                  "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person; provided, however, that "Capital Stock" shall not include any debt securities convertible into equity securities prior to such conversion.

                  "Collateral Agent" means JPMorgan Chase Bank N.A. in its capacity as Collateral Agent under the Intercreditor Agreement and any successor Collateral Agent appointed pursuant to the terms thereof.

                  "Foreign Incorporated Subsidiary" means a Subsidiary of the Company which is not organized under the laws of a jurisdiction located in the United States of America.

                  "Intercreditor Agreement" means the Intercreditor Agreement to be entered into by the Administrative Agent, the Collateral Agent and the holders of the Notes, the 1995 Notes and the 2003 Notes, in form and substance satisfactory to the Required Holder(s), as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  "1995 Note Agreement" means the Note Agreement, dated August 18, 1995, among the Company, as successor to Filtertek USA, Inc., the Company, Plastic Molded Concepts, Inc., Tek Purchasing Group, Inc., and the purchasers named in the Purchaser Schedule thereto, as amended from time to time.

                  "1995 Notes" shall mean the Company's 6.98% Series B Senior Notes due August 18, 2005 issued pursuant to the 1995 Note Agreement.

                  ""Restricted Payment" means (a) any dividends or other distributions or payments on the capital stock of or other equity interests in the Company or any Subsidiary (excluding dividends or distributions in such stock or other equity interests and excluding dividends on distributions by a Subsidiary to the Company or to another Wholly-Owned Restricted Subsidiary), and (b) the redemption or acquisition of any capital stock or other equity interests in the Company or any Subsidiary (except when solely in exchange for such stock or other equity interests or from

Schawk, Inc.                                   First Amendment to Note Agreement

         the Company or a Wholly-Owned Restricted Subsidiary). For the purposes hereof, "capital stock" shall include warrants, rights or other options to purchase capital stock or other equity interests."

                  "Seven Worldwide Acquisition" means the transactions contemplated by the Stock Purchase Agreement dated December 17, 2004, among the Company, Seven Worldwide, Inc., a Delaware corporation, KAGT Holdings, Inc., a Delaware corporation ("Seven Worldwide Holdings"), Kohlberg Investors IV, L.P., Kohlberg TE Investors IV, L.P., Kohlberg Offshore Investors IV, L.P., Kohlberg Partners IV, L.P., KOCO Investors, L.P., Silver Point Capital Fund, L.P., Silver Point Capital Offshore Fund, Limited, Hudson River Co. Investment Fund, L.P., and VOIII, LLC (the "Acquisition Agreement"), providing for the acquisition of stock of Seven Worldwide Holdings for an aggregate purchase price not in excess of $191,000,000, subject to the adjustment for working capital as set forth therein, plus related fees and expenses.

                  "2005 Note Agreement" means the Note Purchase Agreement, dated January 28, 2005, between the Company and the Purchasers named in the Purchaser Schedule attached thereto, as amended from time to time.

                  "2005 Notes" means the Company Series C, D and E Senior Notes in the aggregate principal amount of $50,000,000 issued pursuant to the 2005 Note Agreement.

                  "Wholly-Owned Restricted Subsidiary" means any Restricted Subsidiary all of the equity interests and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Restricted Subsidiaries.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         Section 2.1. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

                  (a) this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

Schawk, Inc.                                   First Amendment to Note Agreement

                  (b) the Note Agreement, as amended by this First Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (c) the execution, delivery and performance by the Company of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this SS. 2.1(C);

                  (d) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing; and

                  (e) all the representations and warranties contained in
         Section 5 of the Note Agreement are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

         Section 3.1. This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

                  (a) executed counterparts of this First Amendment, duly executed by the Company and the holders of the Notes, shall have been delivered to the Noteholders;

                  (b) the representations and warranties of the Company set forth in SS. 2 hereof are true and correct on and with respect to the date hereof;

                  (c) the Noteholders shall have received the favorable opinion of counsel to the Company as to the matters set forth in SS.SS. 2.1(A), 2.1(B) and 2.1(C) hereof, which opinion shall be in form and substance satisfactory to the Noteholders; and

                  (d) the Company agrees to pay upon demand, the reasonable fees and expenses of Chapman and Cutler LLP, special counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

Upon receipt of all of the foregoing, this First Amendment shall become effective.

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Schawk, Inc.                                   First Amendment to Note Agreement

SECTION 4. MISCELLANEOUS.

         Section 4.1. This First Amendment shall be construed in connection with and as part of each of the Note Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

         Section 4.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

         Section 4.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         Section 4.4. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.


                         [Signatures on Following Page]

Schawk, Inc.                                   First Amendment to Note Agreement

         The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                                       Very truly yours,

                                       SCHAWK, INC.


                                       By /s/ James J. Patterson
                                          --------------------------------------
                                          Name:  James J. Patterson
                                          Title: Senior Vice President and
                                                 Chief Finanical Officer



The Subsidiary Guarantors hereby ratify the foregoing amendments.

                                       SCHAWK USA, INC.


                                       By: /s/ James J. Patterson
                                           -------------------------------------
                                           Name: James J. Patterson
                                           Its:  Vice President, Finance


                                       SCHAWK-ASIA, INC.


                                       By: /s/ James J. Patterson
                                           -------------------------------------
                                           Name: James J. Patterson
                                           Its:  Vice President, Finance


                                       LSI/KALA LLC


                                       By: /s/ James J. Patterson
                                           -------------------------------------
                                           Name: James J. Patterson
                                           Its:  Vice President, Finance


                                       SCHAWK GLOBAL ENTERPRISES, INC.


                                       By: /s/ James J. Patterson
                                           -------------------------------------
                                           Name: James J. Patterson
                                           Its:  Vice President, Finance

Schawk, Inc.                                   First Amendment to Note Agreement

                                       SCHAWK JAPAN, INC.


                                       By: /s/ James J. Patterson
                                           -------------------------------------
                                           Name: James J. Patterson
                                           Its:  Vice President, Finance


                                       INTERCHANGEDIGITAL, INC.


                                       By: /s/ James J. Patterson
                                           -------------------------------------
                                           Name: James J. Patterson
                                           Its:  Vice President, Finance


                                       SCHAWK LLC


                                       By: /s/ James J. Patterson
                                           -------------------------------------
                                           Name: James J. Patterson
                                           Its:  Vice President, Finance


                                       LSI/KALA OF MICHIGAN, INC.


                                       By: /s/ James J. Patterson
                                           -------------------------------------
                                           Name: James J. Patterson
                                           Its:  Vice President, Finance

Schawk, Inc.                                   First Amendment to Note Agreement

Accepted as of the date first written above.


                                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY

                                       By:  Babson Capital Management LLC, as
                                            Investment Adviser


                                            By /s/ Elisabeth A. Perenick
                                               ---------------------------------
                                               Name:  Elisabeth A. Perenick
                                               Title: Managing Director


                                       C.M. LIFE INSURANCE COMPANY

                                       By:  Babson Capital Management LLC, as
                                            Investment Adviser


                                            By /s/ Elisabeth A. Perenick
                                               ---------------------------------
                                               Name:  Elisabeth A. Perenick
                                               Title: Managing Director


                                       MASSMUTUAL ASIA LIMITED

                                       By:  Babson Capital Management LLC, as
                                            Investment Adviser


                                            By /s/ Elisabeth A. Perenick
                                               ---------------------------------
                                               Name:  Elisabeth A. Perenick
                                               Title: Managing Director